Securities Act File No. 33-4959
Investment Company Act File No. 811-1355

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/X/

Post-Effective Amendment No. 46	/X/

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	/X/

Amendment No. 48	/X/

(Check appropriate box or boxes)

THE ALGER FUNDS

(Exact Name of Registrant as Specified in Charter)

(212) 806-8800

(Registrant's Telephone Number, including Area Code)

111 Fifth Avenue, New York, New York 10003

(Address of Principal Executive: Number, Street, City, State, Zip Code)

Hal Liebes
Fred Alger Management, Inc.
111 Fifth Avenue
New York, New York 10003
(Name and Address of Agent for Services)

copy to:

Stuart H. Coleman, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982

It is proposed that this filing will become effective (check appropriate box)

          immediately upon filing pursuant to paragraph (b)
  X     on November 28, 2006 pursuant to paragraph (b)
          60 days after filing pursuant to paragraph (a) (1)
          on (DATE) pursuant to paragraph (a) (1)
          75 days after filing pursuant to paragraph (a) (2)
          on (DATE) pursuant to paragraph (a) (2) of Rule 485.
If appropriate, check the following box:
          this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this Prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, NOVEMBER 27, 2006

The Alger Funds

Class I Shares
Available for investment by institutional investors
Class R Shares
Available for investment by institutional investors

PROSPECTUS ENCLOSED
November 28, 2006

Alger LargeCap Growth Fund
Alger MidCap Growth Fund
Alger SmallCap Growth Fund
Alger Capital Appreciation Fund

This is not part of the prospectus.

Enclosed is the current prospectus.
Please keep it with other investment records for reference.

This is not part of the prospectus.

The Alger Funds

Class I Shares
Available for investment by institutional investors
Class R Shares
Available for investment by institutional investors

PROSPECTUS
November 28, 2006

Alger LargeCap Growth Fund
Alger MidCap Growth Fund
Alger SmallCap Growth Fund
Alger Capital Appreciation Fund

As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TABLE OF CONTENTS

RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE	1

INVESTMENTS	1
Alger LargeCap Growth Fund	2
Alger MidCap Growth Fund	2
Alger SmallCap Growth Fund	2
Alger Capital Appreciation Fund	2

RISKS	3
Alger LargeCap Growth Fund	3
Alger MidCap Growth Fund	3
Alger SmallCap Growth Fund	4
Alger Capital Appreciation Fund	4

PERFORMANCE	4
Alger LargeCap Growth Fund	6
Alger MidCap Growth Fund	7
Alger SmallCap Growth Fund	8
Alger Capital Appreciation Fund	9

FEES AND EXPENSES	9

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS	10

MANAGEMENT AND ORGANIZATION	12

SHAREHOLDER INFORMATION	15

Distributor	15
Transfer Agent	15
Net Asset Value	15
Dividends and Distributions	15
Classes of Fund Shares	16
Purchasing and Redeeming Fund Shares	16
Exchanges	16
Other Purchase and Exchange Limitations	16
Market Timing Policies and Procedures	17
Disclosure of Portfolio Holdings	18

FINANCIAL HIGHLIGHTS	19

Back Cover: How to Obtain More Information

Fred Alger & Company, Incorporated Privacy Policy (not part of this prospectus)

RISK/RETURN SUMMARY:
INVESTMENTS, RISKS & PERFORMANCE

INVESTMENTS: The Alger Funds

The investment goal and primary approach of each Fund is discussed individually below. Each Fund has adopted a policy to invest at least 80% of its assets in specified securities appropriate to its name and to provide its shareholders with at least 60 days' prior notice of any change with respect to this policy

All of the Funds invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. They invest primarily in "growth" stocks. Fred Alger Management, Inc., the Funds' Manager, (and, when providing services under the Administration Agreement referred to below, the Funds' Administrator), believes that these companies tend to fall into one of two categories:

•	HIGH UNIT VOLUME GROWTH

Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

•	POSITIVE LIFE CYCLE CHANGE

Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

A company's market capitalization will generally dictate which Fund(s) it will be placed in. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.

All of the Funds may purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements.

The Alger Funds (the "Trust") offers nine portfolios: Alger LargeCap Growth Fund, Alger MidCap Growth Fund, Alger SmallCap Growth Fund, Alger Capital Appreciation Fund (each of which offers Class A, Class B, Class C, Class I and Class R Shares), Alger SmallCap and MidCap Growth Fund, Alger Health Sciences Fund, Alger Core Fixed-Income Fund and Alger Balanced Fund (each of which offers Class A, Class B and Class C Shares) and Alger Money Market Fund. Only Class I and Class R Shares are offered by this prospectus. You may obtain a copy of the prospectus offering Class A, Class B and Class C Shares by writing the Trust c/o Boston Financial Data Services, Inc., Attn: The Alger Funds, P.O. Box 8480, Boston, MA 02266-8480, or calling (800) 992-3863, or at the Trust's website at http://www.alger.com.

Alger LargeCap Growth Fund

GOAL: The Alger LargeCap Growth Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGY: The Fund focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have a market capitalization equal to or greater than the market capitalization of companies included in the Russell 1000 Growth Index, updated quarterly as reported as of the most recent quarter-end. This index is designed to track the performance of large-capitalization growth stocks. At June 30, 2006, the market capitalization of the companies in this index ranged from $1.7 billion to $372 billion.

Alger MidCap Growth Fund

GOAL: The Alger MidCap Growth Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGY: The Fund focuses on midsized companies that the Manager believes demonstrate promising growth potential. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are designed to track the performance of medium-capitalization stocks. At June 30, 2006, the market capitalization of the companies in these indexes ranged from $350 million to $16.5 billion.

Alger SmallCap Growth Fund

GOAL: The Alger SmallCap Growth Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGY: The Alger SmallCap Growth Fund focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly-expanding marketplace. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are broad indexes of small capitalization stocks. At June 30, 2006, the market capitalization of the companies in these indexes ranged from $60 million to $3.7 billion.

Alger Capital Appreciation Fund

GOAL: The Alger Capital Appreciation Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGY: Under normal market circumstances, the Fund invests at least 85% of its net assets plus any borrowings for investment purposes in the equity securities of companies of any market-capitalization that the Manager believes demonstrate promising growth potential.

The Fund can leverage, that is, borrow money to buy additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

Risks

Risks Applicable to All Funds

As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. A Fund's price per share will fluctuate due to changes in the market prices of its investments. Also, a Fund's investment may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on each Fund's investment style and objective, an investment in such Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

Trading in growth stocks may be relatively short-term, meaning a Fund may buy a security and sell it a short time later if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses and thereby adversely affect Fund performance. In addition, a high level of short-term trading may increase a Fund's realized gains, thereby increasing the amount of taxable distributions to shareholders at the end of the year.

If the Manager incorrectly predicts the price movement of a security or market, an option held by a Fund may expire unexercised and the Fund will lose the premium it paid for the option, or the Fund as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.

There may be additional risks applicable to a specific Fund because of its investment approach. To the extent that a Fund invests in securities other than those that are its primary focus, the investment risks associated with such other investments are described in this Prospectus and the Statement of Additional Information. You should read that information carefully.

Risks Applicable to Alger LargeCap Growth Fund:

The Fund's primary risks are those summarized above in "Risks Applicable to All Funds."

This Fund may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

Additional Risks Applicable to Alger MidCap Growth Fund:

In addition to the risks described in "Risks Applicable to all Funds," the following risks apply:

•	the possibility of greater risk by investing in medium-capitalization companies rather than larger, more established companies owing to such factors as inexperienced management and limited product lines or financial resources.

•	the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

This Fund may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

Additional Risks Applicable to Alger SmallCap Growth Fund:

In addition to the risks described in "Risks Applicable to all Funds," the following risks apply:

•	the possibility of greater risk by investing in smaller, less seasoned companies rather than larger, more established companies owing to such factors as inexperienced management and limited product lines or financial resources.

•	the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

This Fund may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

Additional Risks Applicable to Alger Capital Appreciation Fund:

In addition to the risks described in "Risks Applicable to all Funds," the following risks apply:

•	investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

•	the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value can decrease more quickly than if the Fund had not borrowed.

•	the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

This Fund may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

PERFORMANCE

The following bar charts and the tables beneath them give you some indication of the risks of investing in the Funds by showing changes in each Fund's performance from year to year and by showing how each Fund's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. They assume reinvestment of dividends and distributions. In the bar charts, the annual returns for all Funds are for Class I Shares. The tables for all Funds also show the effect of taxes on the Funds' returns by presenting after-tax returns for Class I Shares. (After-tax returns for the other classes will vary.) These returns are calculated using the highest individual federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "Return After Taxes on Distributions and Sale of Fund Shares" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning Fund shares through tax-deferred accounts, such as IRAs or 401(k) plans. Remember that a Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

With respect to Class I and Class R Shares, it is currently contemplated that substantially all of the assets of other investment companies advised by the Manager (Alger SmallCap Growth Institutional Fund, Alger MidCap Growth Institutional Fund, Alger LargeCap Growth Institutional Fund and Alger Capital Appreciation Institutional Fund) (the "Predecessor Funds"), each of which is a series of The Alger Institutional Funds, will be transferred to SmallCap Growth, MidCap Growth, LargeCap Growth and Capital Appreciation, respectively, in a tax-free reorganization. Since Class I and R shares of the Funds are new, past performance information is not available for those classes as of the date of this prospectus. Historical performance shown is that of each Fund's Class A Shares, which has been adjusted to remove the front-end sales charge imposed by Class A Shares. Class I and Class R Shares do not impose any sales charges. If this charge was reflected in the bar charts and tables, annual returns for each Fund would be lower. The performance figures shown have not been adjusted to reflect the estimated operating expenses of Class I or Class R, which are expected to be lower than those incurred by Class A. All of the respective Funds' share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to difference in charges and expenses.

Each index used in the tables is a broad index designed to track a particular market or market segment. No expenses, fees or taxes are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest of the underlying securities that make up the respective index.

•	Russell 1000 Growth Index: An index of common stocks designed to track performance of large-capitalization companies with greater than average growth orientation.

•	Russell 2000 Growth Index: An index of common stocks designed to track performance of small-capitalization companies with greater than average growth orientation.

•	Russell 3000 Growth Index: An index of common stocks designed to track performance of companies with greater than average growth orientation in general.

•	Russell Midcap Growth Index: An index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation.

Alger LargeCap Growth Fund

Annual Total Return for Class I Shares* as of December 31 (%)

   24.05     45.17      33.69      -15.12    -12.16      -32.82       34.58        5.67       11.45
 ---------- --------- ---------- ----------- ----------- ----------- ---------- ----------- -----------
    '97       '98        '99        '00         '01         '02         '03        '04         '05

Best Quarter:                 Q4 '98             25.12%
Worst Quarter:                Q3 '02            -20.38%

The year to date total return for the Fund's Class I Shares as of September 30, 2006 was -2.18%.

Average Annual Total Return* as of December 31, 2005

                                                                                              Since
                                                       1 Year            5 Years            Inception
-------------------------------------------------- ---------------- ------------------ ---------------------
Class I (Inception 12/31/96)
Return Before Taxes                                     11.45%           -1.33%              7.49%
Return After Taxes on Distributions                     11.45%           -1.33%              5.99%
Return After Taxes on Distributions
  and Sale of Class I Shares                             7.44%           -1.12%              5.87%
Class R (Inception 12/31/96)                            10.95%           -1.83%              6.96%
Russell 1000 Growth Index                                5.27%           -3.58%             10.24%
-------------------------------------------------- ---------------- ------------------ ---------------------
*	Class I and Class R Shares have not been offered prior to the date of the Prospectus. Historical performance shown is that of the Fund's Class A Shares.

Alger MidCap Growth Fund

Annual Total Return for Class I Shares* as of December 31 (%)

   15.92     32.26      35.28       12.96     -7.00      -30.48       45.90       12.66        9.34
 ---------- --------- ---------- ----------- ----------- ----------- ---------- ----------- -----------
    '97       '98        '99        '00         '01         '02         '03        '04         '05

Best Quarter:                 Q4 '98             27.63%
Worst Quarter:                Q3 '02            -18.81%

The year to date total return for the Fund's Class I Shares as of September 30, 2006 was -1.04%.

Average Annual Total Return* as of December 31, 2005

                                                                                                  Since
                                                         1 Year              5 Years            Inception
-------------------------------------------------- ------------------- -------------------- -------------------
Class I (Inception 12/31/96)
Return Before Taxes                                      9.34%               3.05%               11.77%
Return After Taxes on Distributions                      6.11%               6.81%                9.22%
Return After Taxes on Distributions
  and Sale of Class I Shares                             2.43%               2.32%                8.82%
Class R (Inception 12/31/96)                             8.84%               2.55%               11.27%
Russell Midcap Growth Index                             12.11%               1.38%               10.52%
-------------------------------------------------- ------------------- -------------------- -------------------
*	Class I and Class R Shares have not been offered prior to the date of the Prospectus. Historical performance shown is that of the Fund's Class A Shares.

Alger SmallCap Growth Fund

Annual Total Return for Class I Shares* as of December 31 (%)

   10.03     10.76      32.73      -28.79    -31.29      -27.48       42.81       15.73       16.14
 ---------- --------- ---------- ----------- ----------- ----------- ---------- ----------- -----------
    '97       '98        '99        '00         '01         '02         '03        '04         '05

Best Quarter:                 Q4 '99             26.60%
Worst Quarter:                Q1 '01            -27.45%

The year to date total return for the Fund's Class I Shares as of September 30, 2006 was 7.31%.

Average Annual Total Return* as of December 31, 2005

                                                                                               Since
                                                       1 Year             5 Years            Inception
------------------------------------------------- ----------------- -------------------- -------------------
Class I (Inception 12/31/96)
Return Before Taxes                                    16.14%            -0.89%                1.08%
Return After Taxes on Distributions                    16.14%            -0.89%               -0.41%
Return After Taxes on Distributions
  and Sale of Class I Shares                           10.49%            -0.75%                0.46%
Class R (Inception 12/31/96)                           15.64%            -1.39%                0.58%
Russell 2000 Growth Index                               4.15%             2.28%                7.29%
------------------------------------------------- ----------------- -------------------- -------------------
*	Class I and Class R Shares have not been offered prior to the date of the Prospectus. Historical performance shown is that of the Fund's Class A Shares.

Alger Capital Appreciation Fund

Annual Total Return for Class I Shares* as of December 31 (%)

   21.13     38.42      74.01      -27.71    -18.08      -35.21       35.26        7.43       15.01
 ---------- --------- ---------- ----------- ----------- ----------- ---------- ----------- -----------
    '97       '98        '99        '00         '01         '02         '03        '04         '05

Best Quarter:                 Q4 '99             40.65%
Worst Quarter:                Q4 '00            -23.54%

The year to date total return for the Fund's Class I Shares as of September 30, 2006 was 7.44%.

Average Annual Total Return* as of December 31, 2005

                                                                                                Since
                                                         1 Year             5 Years           Inception
-------------------------------------------------- ------------------- ------------------ -------------------
Class I (Inception 12/31/96)
Return Before Taxes                                     15.01%              -2.37%              7.21%
Return After Taxes on Distributions                     15.01%              -2.37%              6.21%
Return After Taxes on Distributions
  and Sale of Class I Shares                             9.75%              -2.00%              5.90%
Class R (Inception 12/31/96)                            14.51%              -2.87%              6.71%
Russell 3000 Growth Index                                5.17%              -3.17%              8.30%
-------------------------------------------------- ------------------- ------------------ -------------------
*	Class I and Class R Shares have not been offered prior to the date of the Prospectus. Historical performance shown is that of the Fund's Class A Shares.

FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in a Fund. The following table shows the fees and expenses that you may incur if you buy and hold shares of the Funds. The numbers below for Other Expenses are estimated based on each Predecessor Fund's expenses during its fiscal year ended October 31, 2005.

		Shareholder Fees (fees paid directly from your investment)	Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Class	Maximum sales charge (load) on purchases as a % of offering price	Management Fees*	Rule 12b-1 Fees**	Shareholder Servicing Fee	Other Expenses	Total Annual Fund Operating Expenses
Alger SmallCap Growth Fund
	I	None	.85%	.25%	N/A	.10%	1.20%
	R	None	.85%	.50%	.25%	.08%	1.68%
Alger MidCap Growth Fund
	I	None	.80%	.25%	N/A	.05%	1.10%
	R	None	.80%	.50%	.25%	.05%	1.60%
Alger LargeCap Growth Fund
	I	None	.75%	.25%	N/A	.08%	1.08%
	R	None	.75%	.50%	.25%	.07%	1.57%
Alger Capital Appreciation Fund
	I	None	.85%	.25%	N/A	.07%	1.17%
	R	None	.85%	.50%	.25%	.07%	1.67%

*	Includes both advisory and administrative fees.
**	The Predecessor Funds' Class I shares were subject to a .25% Shareholder Servicing fee and no Rule 12b-1 fee.

Examples

The following example, which reflects the shareholder fees and operating expenses listed previously, is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated, regardless of whether or not you redeem all of your shares a the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		1 Year	3 Years	5 Years	10 Years
Alger SmallCap Growth Fund
	I	$122	$381	$660	$1,455
	R	$171	$530	$913	$1,987
Alger MidCap Growth Fund
	I	$112	$350	$606	$1,340
	R	$163	$505	$871	$1,900
Alger LargeCap Growth Fund
	I	$110	$343	$595	$1,317
	R	$160	$496	$855	$1,867
Alger Capital Appreciation Fund
	I	$119	$372	$644	$1,420
	R	$170	$526	$907	$1,976

Class I Shares pay the Distributor, Fred Alger & Company, Incorporated, from the Rule 12b-1 fee up to 0.25% of the value of the Fund's average daily net assets for ongoing servicing and/or maintenance of shareholder accounts. The Distributor may pay some of this fee and an additional fee from its own resources to other organizations that also provide servicing and/or maintenance of shareholder accounts. Class R Shares are subject to a 0.25% Shareholder Servicing fee.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

Options

A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the index. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

A Fund may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the Fund contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security's market value. When a Fund writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the Fund will realize as profit the premium it received. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities' value above that price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of their market value.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in a Fund's portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, the Fund might be forced to liquidate portfolio securities to meet settlement obligations.

Foreign Securities

Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks.

U.S. Government Securities

U.S. Government Obligations are bills, notes, bonds and other fixed-income securities issued by the U.S. Treasury; they are direct obligations of the U.S. Government and differ mainly in the length of their maturities. U.S. Government Agency Securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

Temporary Defensive and Interim Investments

In times of adverse or unstable market, economic or political conditions, each Fund may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons. This is to attempt to protect the Fund's assets from a temporary, unacceptable risk of loss, rather than directly to promote the Fund's investment objective. A Fund may also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may not achieve its investment objective while in a temporary defensive or interim position.

Other securities the Funds may invest in are discussed in the Funds' Statement of Additional Information.

MANAGEMENT AND ORGANIZATION

Manager

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 6/30/06) approximately $7.4 billion in mutual fund assets as well as $1.7 billion in other assets. The Manager makes investment decisions for the Funds and continuously reviews their investment programs. These management responsibilities are subject to the supervision of the Board of Trustees. The Funds pay the Manager fees at these annual rates based on a percentage of average daily net assets: SmallCap Growth and Capital Appreciation—.81%; MidCap Growth Fund—.76%; LargeCap Growth—.71%.

A discussion of the Trustees' basis for the approval of the investment advisory agreements between the Trust, on behalf of the Funds, and the Manager will be available in the Trust's annual report to shareholders for the fiscal year ended October 31, 2006.

Portfolio Managers

Dan C. Chung, CFA, Jill Greenwald, CFA, Patrick Kelly, CFA, and Andrew Silverberg are the individuals responsible for the day-to-day management of portfolio investments. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts that they manage, and their ownership of securities of the Fund(s) that they manage.

•	Mr. Chung, manager of MidCap Growth since September 2001, LargeCap Growth since September 2004, and co-manager of LargeCap Growth from September 2001 to September 2004, has been employed by the Manager since 1994, as a Vice President and Analyst from 1996 to 1999, as a Senior Vice President and Senior Analyst until 2000, as an Executive Vice President until 2003, as portfolio manager since 2000, as Chief Investment Officer since September 2001 and as President since 2003.

•	Ms. Greenwald, manager of SmallCap Growth since November 2001, has been employed by the Manager as a Senior Vice President and portfolio manager since November 2001, prior to which she was employed by the Manager as an Analyst and later a Senior Analyst from 1986 to 1992, as a Managing Director and senior portfolio manager at Chase Manhattan Bank from 1994 through 1999 and as a Senior Vice President and Investment Officer at J & W Seligman & Co. from 1999 until November 2001.

•	Mr. Kelly, manager of Capital Appreciation since October 2005, has been employed by the Manager as a research associate from July 1999 to February 2001, as an Assistant Vice President and Associate Analyst from February 2001 to September 2001, as a Vice President and Senior Analyst from September 2001 to September 2004, and as a Senior Vice President and portfolio manager since September 2004.

•	Mr. Silverberg, assistant portfolio manager of MidCap Growth since September 2003, has been employed by the Manager as a Vice President and Senior Analyst since December 2004, as an Analyst from October 2001 to December 2004 and as an Assistant Vice President from September 2002 to December 2004, prior to which he was a research analyst at Mark Asset Management Corporation from June 1999 until September 2001 and a research intern at MBF Capital Corporation from December 1998 until June 1999.

Administrator

The Administrator provides administrative services to the Funds, including, among other things: providing office space, telephone, office equipment and supplies; authorizing expenditures and approving bills for payment on behalf of the Funds; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of the Funds' investment portfolios and the publication of the net asset value of the Funds' shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Funds, including the Funds' custodian, transfer agent and printers; providing trading desk facilities for the Funds; and supervising compliance by the Funds with recordkeeping and periodic reporting requirements under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund pays the Administrator a fee at the annual rate of .04% of the Fund's average daily net assets.

Legal Proceedings

The Manager has responded to inquiries, document requests and/or subpoenas from various regulatory authorities in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading." On October 11, 2006, the Manager, the Distributor and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General ("NYAG"). On October 24, 2006, the Manager and the Distributor executed Offers of Settlement with the Securities and Exchange Commission (the "Commission"), and the settlement is subject to approval of the Commission. As part of the settlements with the Commission and the NYAG, without admitting or denying liability, the firms will consent to the payment of $30 million dollars to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. The Manager has advised the Trust that the proposed settlement payment is not expected to adversely affect the operations of the Manager, the Distributor or their affiliates, or adversely affect their ability to continue to provide services to the Trust.

On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC"), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager, including the Trust (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases-a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint")-were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court, but such lawsuit has since been withdrawn.

The Derivative Complaint alleged (i) violations, by the Manager and, depending on the specific offense alleged, by the Distributor and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the 1940 Act and of Sections 206 and 215 of the Investment Advisers Act of 1940, as amended, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by the Manager, the Distributor, their affiliates, the funds named as defendants, including the Trust, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, as amended, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Section 34(b) of the 1940 Act, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the 1940 Act (as to which the court deferred ruling with respect to the Alger Mutual Fund trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings were entered. On March 31, 2006, attorneys for the class action plaintiffs informed the district court that they had decided not to file amended complaints with respect to the plaintiffs' state law claims. Answers to the Class Action Complaint were filed by the Alger defendants on April 24, 2006.

In subsequent orders, all remaining claims in the Class Action Complaint and the Derivative Complaint have been dismissed, other than claims under the 1934 Act against the Manager, the Distributor, Alger Associates, Inc. and Alger Shareholder Services, Inc., and certain present and former members of the senior management of the Manager and/or the Distributor, and claims under Section 36(b) of the 1940 Act against the Manager, the Distributor, Alger Associates, Inc. and Alger Shareholder Services, Inc.

Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Manager or the Distributor, those entities would, in the absence of exemptive relief granted by the Commission, be barred from serving as investment adviser/sub-adviser or distributor for any registered investment company, including the Trust. While exemptive relief from Section 9(a) of the 1940 Act has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased redemptions from the Trust, loss of personnel of the Manager, diversion of time and attention of the Manager's personnel, diminishment of financial resources of, or other consequences potentially adverse to the Trust. The Manager cannot predict the potential effect of such actions upon the Manager or the Trust. There can be no assurance that the effect, if any, would not be material.

SHAREHOLDER INFORMATION

Distributor

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

Transfer Agent

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266-8480

Net Asset Value

The value of one share is its "net asset value," or NAV. The NAV for each Fund is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The assets of each Fund are generally valued on the basis of market quotations, or where market quotations are not reliable or readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Board of Trustees.

In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Fund. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, that the Manager believes has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

NAV (net asset value) of a class of shares is computed by adding together the value allocable to the class of the Fund's investments plus cash and other assets, subtracting applicable liabilities and then dividing the result by the number of outstanding shares of the class.

Dividends and Distributions

All Funds declare and pay dividends and distributions annually. It is expected that annual distributions to shareholders will consist primarily of capital gains. Dividends and distributions may differ between classes of shares of a Fund because of the classes' differing expenses.

Capital gains may be taxable to you at different rates, depending upon how long the Fund held the securities that it sold to create the gains (rather than the length of time you have held shares of the Fund); net investment income is taxable as ordinary income. Participants in tax-deferred accounts ordinarily will not be subject to taxation on dividends from net investment income and net realized capital gains until they receive a distribution of the dividends from their plan accounts.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Funds.

Classes of Fund Shares

All Funds offer five classes of shares: Class A, Class B, Class C, Class I and Class R Shares. Only Class I and Class R Shares are offered by this prospectus. Class A, Class B and Class C Shares, which are offered in a separate prospectus, are each subject to a sales charge. Class I and Class R Shares are not subject to a sales charge. Class I and Class R Shares are offered only to institutional investors, including, but not limited to, qualified pension and retirement plans. These classes differ in that, pursuant to a plan adopted under Rule 12b-1 under the 1904 Act, Class I and Class R Shares pay distribution fees of .25% and .50%, respectively, out of their assets on an ongoing basis to compensate financial intermediaries for distribution assistance and shareholder services. Class R Shares are also subject to a .25% Shareholder Servicing fee. The expenses of Class I shares will be less than those of Class R shares.

Purchasing and Redeeming Fund Shares

Class I and Class R Shares of the Funds are investment vehicles for institutional investors, such as corporations, foundations, and trusts managing various types of employee benefit plans, as well as charitable, religious and educational institutions. Typical institutional investors include banks, insurance companies, broker-dealers, investment advisers, investment companies, qualified pension and profit-sharing plans, non-qualified deferred compensation plans, trusts funding charitable, religious and educational institutions and investors who invest through such institutions (or through an organization that processes investor orders on behalf of such institutions) and do so by paying a management, consulting or other fee to such institutions for the right to invest. Class R shares are currently available to retirement and benefit plans and other institutional investors which place orders through financial intermediaries that perform administrative and/or other services for these accounts and that have entered into special arrangements with the Funds and/or the Distributor specifically for such orders. Class R Shares are generally not available to retail, traditional, simple and Roth IRAs, Coverdell Educational Savings, SEPs, SAR SEPs, and individual 403(b) and individual 529 tuition accounts.

The Funds' shares can be purchased or redeemed on any day the New York Stock Exchange is open. Orders will be processed at the NAV next calculated after a purchase or redemption request is received in good order by the transfer agent or other agent appointed by the Distributor. All orders for purchase of shares are subject to acceptance or rejection by the Funds or their transfer agent. The transfer agent pays for redemptions within seven days after it accepts a redemption request.

Each Fund may redeem some shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

Exchanges

You can exchange shares of a Fund for shares of another Fund, subject to certain restrictions. Shares of the Funds can be exchanged or redeemed via telephone under certain circumstances. The Trust and Transfer Agent have reasonable procedures in place to determine that telephone instructions are genuine. They include requesting personal identification and recording calls. If the Trust and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions. For more information on telephone exchanges and redemptions, contact the Transfer Agent.

Other Purchase and Exchange Limitations

If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in the Trust through an administrator or trustee ("Plan Administrator") that maintains a master or "omnibus" account with the Trust for trading on behalf of retirement plans and their participants, the Plan Administrator may apply purchase and exchange limitations which are different than the limitations discussed herein. These limitations may be more or less restrictive than the limitations imposed by the Trust. Consult with your Plan Administrator to determine what purchase and exchange limitations may be applicable to your transactions in the Trust through your retirement plan.

Market Timing Policies and Procedures

Each of the portfolios invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis at the time as of which the Funds price their portfolios and determine NAV per share. As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, the Funds recognize that in certain circumstances active in-and-out trading by Fund shareholders, for whatever reason implemented, may be attempted and may, if carried out on a large scale, impose burdens on the Funds' portfolio managers, interfere with the efficient management of a portfolio, increase the portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the portfolio and its other shareholders. The Funds therefore discourage market timing, and to the extent possible monitor for market timing patterns in each of the portfolios.

The Board of Trustees has determined that a Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in Fund shares or shares of other funds sponsored by the Manager that is detrimental to the fund involved.

In order to detect significant market timing, the Manager will, among other things, monitor overall subscription, redemption and exchange activity; isolate significant daily activity, and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual portfolio. While the Funds might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or through insurance company separate accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with broker-dealers that sell shares of the Funds and entities that hold omnibus accounts with its mutual funds to seek to discourage, detect and prevent market timing and active trading. There is no guarantee that the Funds' efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful. In addition, the Funds' policies against market timing and active trading may in some cases interfere with or delay implementation of legitimate investment decisions made by shareholders seeking to purchase or redeem shares.

Disclosure of Portfolio Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds' portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds' shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds' fiscal quarter.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds' policies and procedures regarding such disclosure. This agreement must be approved by the (i) Manager's legal and compliance department and (ii) Funds' Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown and represents the financial highlights of each Fund's Class A shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Class A shares of the Fund (assuming reinvestment of all dividends and distributions). Information for the periods through October 31, 2005 has been audited by Ernst & Young LLP whose report, along with each Fund's financial statements, is included in the Annual Report, which is available upon request. Information for the semi-annual period ended April 30, 2006, has not been audited by Ernst & Young LLP. As new classes of the Funds, financial highlights information is not available for the Funds' Class I and Class R Shares as of the date of this Prospectus.

Alger LargeCap Growth Fund
For a share outstanding through the period

------------------------------------------- ------------- -----------------------------------------------------------------
                                             Six-Months                                          Year Ended October 31,
                                               Ended
                                             April 30,
Class A Shares                               2006(iii)       2005          2004         2003         2002         2001
------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------
Income from Investment Operations
Net Asset Value, Beginning of Period          $10.48         $9.05         $8.87         $7.16       $9.47       $14.09
Net Investment Income (Loss)(i)                (0.02)         0.01         (0.07)        (0.05)      (0.04)       (0.04)
Net Realized and Unrealized Gain (Loss)
on Investments                                  0.83          1.42          0.25          1.76       (2.27)       (3.64)
Total from Investment Operations                0.81          1.43          0.18          1.71       (2.31)       (3.68)
Distributions from Net Realized Gains           --            --           --            --           --          (0.94)
Net Asset Value, End of Period                $11.29        $10.48         $9.05         $8.87       $7.16        $9.47
------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------
Total Return(ii)                                7.7%         15.8%          2.0%         23.9%      (24.4)%      (27.4)%
------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted)   $179,081      $157,205     $166,720      $168,720     $130,464     $230,637
Ratio of Expenses to Average Net Assets         1.26%         1.37%         1.34%         1.44%       1.36%        1.26%
Ratio of Net Investment Income (Loss) to       (0.29)%        0.05%        (0.72)%       (0.62)%     (0.47)%      (0.35)%
Average Net Assets
Portfolio Turnover Rate                       144.97%       249.17%       191.13%       215.81%     213.97%       91.40%
------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------
(i)  Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of any sales charges.
(iii)    Unaudited.  Ratios have been annualized; total return has not been annualized.

Alger MidCap Growth Fund
For a share outstanding through the period

--------------------------------------------- -------------- --------------------------------------------------------------
                                               Six-Months                                      Year Ended October 31,
                                                  Ended
                                                April 30,
Class A Shares                                  2006(iii)       2005         2004         2003        2002        2001
--------------------------------------------- -------------- ------------ ------------ ----------- ----------- ------------
Income from Investment Operations
Net Asset Value, Beginning of Period             $9.15          $7.89         $7.57        $5.48      $6.92      $10.17
Net Investment Income (Loss)(i)                  (0.03)         (0.08)        (0.08)       (0.07)     (0.07)      (0.06)
Net Realized and Unrealized Gain (Loss) on
Investments                                       1.28           1.34          0.40         2.16      (1.37)      (2.01)
Total from Investment Operations                  1.25           1.26          0.32         2.09      (1.44)      (2.07)
Distributions from Net Realized Gains             1.00           --           --          --          --          (1.18)
Net Asset Value, End of Period                   $9.40          $9.15         $7.89        $7.57      $5.48       $6.92
--------------------------------------------- -------------- ------------ ------------ ----------- ----------- ------------
Total Return(ii)                                 14.8%          16.0%          4.2%        38.1%     (20.8)%     (21.9)%
--------------------------------------------- -------------- ------------ ------------ ----------- ----------- ------------
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted)     $359,949       $318,423     $276,076     $231,711    $133,113    $154,412
Ratio of Expenses to Average Net Assets           1.26%          1.36%         1.34%        1.45%      1.41%       1.31%
Ratio of Net Investment Income (Loss) to         (0.75)%        (0.96)%       (1.08)%      (1.16)%    (1.05)%     (0.77)%
Average Net Assets
Portfolio Turnover Rate                         112.62%        239.32%       210.18%      238.17%    324.69%     115.45%
--------------------------------------------- -------------- ------------ ------------ ----------- ----------- ------------
(i)  Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of any sales charges.
(iii)    Unaudited.  Ratios have been annualized; total return has not been annualized.

Alger SmallCap Growth Fund
For a share outstanding through the period

------------------------------------------ -------------- -----------------------------------------------------------------
                                            Six-Months                                           Year Ended October 31,
                                               Ended
                                             April 30,
Class A Shares                               2006(iii)       2005         2004         2003          2002         2001
------------------------------------------ -------------- ------------ ------------ ------------ ------------- ------------
Income from Investment Operations
Net Asset Value, Beginning of Period          $5.21          $4.18         $3.95        $2.85       $3.54         $8.81
Net Investment Income (Loss)(i)               (0.03)         (0.06)        (0.06)       (0.05)      (0.05)        (0.04)
Net Realized and Unrealized Gain (Loss)
on Investments                                 1.11           1.09          0.29         1.15       (0.64)        (3.41)
Total from Investment Operations               1.08           1.03          0.23         1.10       (0.69)        (3.45)
Distributions from Net Realized Gains           --            --           --           --           --           (1.82)
Net Asset Value, End of Period                $6.29          $5.21         $4.18        $3.95       $2.85         $3.54
------------------------------------------ -------------- ------------ ------------ ------------ ------------- ------------
Total Return(ii)                              20.7%          24.6%          5.8%        38.6%      (19.5)%       (46.6)
------------------------------------------ -------------- ------------ ------------ ------------ ------------- ------------
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted)  $182,400       $110,329      $82,891      $73,616      $46,143       $64,164
Ratio of Expenses to Average Net Assets        1.39%          1.62%         1.69%        1.79%       1.75%         1.54
Ratio of Net Investment Income (Loss) to      (0.91)%        (1.19)%       (1.47)%      (1.55)%     (1.52)%       (0.95)%
Average Net Assets
Portfolio Turnover Rate                       47.20%        104.30%       128.79%      139.28%     132.35%       195.72%
------------------------------------------ -------------- ------------ ------------ ------------ ------------- ------------
(i)  Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of any sales charges.
(iii)    Unaudited.  Ratios have been annualized; total return has not been annualized.

Alger Capital Appreciation Fund
For a share outstanding through the period

------------------------------------------- ------------- -----------------------------------------------------------------
                                             Six-Months                                          Year Ended October 31,
                                               Ended
                                             April 30,
Class A Shares                               2006(iii)       2005          2004         2003         2002         2001
------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------
Income from Investment Operations
Net Asset Value, Beginning of Period           $9.27         $7.71         $7.74         $6.23       $8.21       $13.54
Net Investment Income (Loss)(i)                (0.02)        (0.04)        (0.10)        (0.07)      (0.08)       (0.05)
Net Realized and Unrealized Gain (Loss)
on Investments                                  1.30          1.60          0.07          1.58       (1.90)       (4.80)
Total from Investment Operations                1.28          1.56         (0.03)         1.51       (1.98)       (4.85)
Distributions from Net Realized Gains           --            --           --            --           --          (0.48)
Net Asset Value, End of Period                $10.55         $9.27         $7.71         $7.74       $6.23        $8.21
------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------
Total Return(ii)                               13.8%         20.2%         (0.4)%        24.2%      (24.1)%      (36.8)%
------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted)   $149,417      $128,816     $121,341      $112,031      $97,962     $179,365
Ratio of Expenses to Average Net Assets         1.41%         1.63%         1.58%         1.70%       1.53%        1.40%
Ratio of Net Investment Income (Loss) to       (0.45)%       (0.44)%       (1.23)%       (1.06)%     (1.06)%      (0.46)%
Average Net Assets
Portfolio Turnover Rate                        97.23%       144.61%       157.23%       202.81%     174.83%      102.58%
------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------

FOR FUND INFORMATION:

BY TELEPHONE:	(800) 992-3863
BY MAIL:	Boston Financial Data Services, Inc. Attn: The Alger Funds P.O. Box 8480 Boston, MA 02266-8480
BY INTERNET:	Text versions of Fund documents can be downloaded from the following sources: • THE FUNDS: http://www.alger.com • SEC (EDGAR data base): http://www.sec.gov

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Funds and their policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Funds' toll-free number, at the Funds' website at http://www.alger.com or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.

QUARTERLY FUND HOLDINGS

The Funds will file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q will be available online on the Funds' website at http://www.alger.com or on the SEC's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3362.

ALGER ELECTRONIC DELIVERY SERVICE

The Funds provide you with an enhancement of your ability to access Fund documents online. When Fund documents such as prospectuses and annual and semi-annual reports are available, you will be sent an e-mail notification with a link that will take you directly to the Fund information on the Funds' website. To sign up for this free service, enroll at www.icsdelivery.com/alger.

Distributor: Fred Alger & Company, Incorporated
The Alger Funds
SEC File #811-1355

FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY

Your Privacy Is Our Priority
At Fred Alger & Company, Incorporated ("Alger") we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information ("personal information") entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

Our Privacy Policy
We believe you should know about Alger's Privacy Policy and how we collect and protect your personal information. This Privacy Policy ("Policy") describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliates, Fred Alger Management, Inc., Alger National Trust Company and Alger Shareholder Services, Inc. as well as the following funds: The Alger Funds, The Alger Institutional Funds, The Alger American Fund, The China-U.S. Growth Fund, Spectra Fund, and Castle Convertible Fund, Inc. We are proud of our Policy and hope you will take a moment to read about it.

Information We Collect
The type of personal information we collect and use varies depending on the Alger products or services you select.

We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

•	Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

•	Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

•	Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

Sharing of Personal Information
We may share your personal information with our affiliates so that they may process and service your transactions.

However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

•	To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

•	To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

•	To financial institutions that perform marketing services on our behalf or with whom we have joint marketing agreements that provide for the confidentiality of personal information.

Our Security Practices
We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger's Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information.

Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.

This policy statement is not part of the prospectus.

Boston Financial Data Services, Inc.
Attn: The Alger Funds
P.O. Box 8480
Boston, MA 02266-8480

This is not part of the prospectus.

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, NOVEMBER 27, 2006

STATEMENT OF ADDITIONAL INFORMATION	NOVEMBER 28, 2006

The Alger Funds

           The Alger Funds (the "Trust") is a Massachusetts business trust, registered with the Securities and Exchange Commission (the "SEC") as an investment company. The Trust offers interests in the following nine portfolios (each, a "Fund"): Alger LargeCap Growth Fund, Alger MidCap Growth Fund, Alger SmallCap Growth Fund, Alger Capital Appreciation Fund (each of which offers Class A, Class B, Class C, Class I and Class R Shares), Alger SmallCap and MidCap Growth Fund, Alger Health Sciences Fund, Alger Core Fixed-Income Fund, Alger Balanced Fund, and Alger Money Market Fund (each of which offers Class A, Class B and Class C Shares).

           Only Class I and Class R Shares of the following Funds are offered in this Statement of Additional Information ("SAI"):

* Alger LargeCap Growth Fund * Alger MidCap Growth Fund * Alger SmallCap Growth Fund * Alger Capital Appreciation Fund

           You may obtain a copy of the Prospectus and SAI offering Class A, Class B and Class C Shares of the Funds by writing the Trust c/o Boston Financial Data Services, Inc., Attn: The Alger Funds, P.O. Box 8480, Boston, MA 02266-8480, or calling (800) 992-3863, or at the Trust's website at http://www.alger.com. Each class of shares has a different combination of sales charges (if any), ongoing fees and other features.

           Class I and Class R Shares of the Funds are investments for institutional investors, such as corporations, foundations, and trusts managing various types of employee benefit plans, as well as charitable, religious and educational institutions. Typical institutional investors include banks, insurance companies, broker-dealers, investment advisers, investment companies, qualified pension and profit-sharing plans, non-qualified deferred compensation plans, and trusts funding charitable, religious and educational institutions.

           The Trust's financial statements for the year ended October 31, 2005 are contained in its annual report to shareholders and are incorporated by reference into this SAI.

           This SAI is not a Prospectus. This document contains additional information about the Funds and supplements information in the Prospectus dated November 28, 2006 for the Funds. It should be read together with a Prospectus which may be obtained free of charge by writing the Trust c/o Boston Financial Data Services, Inc., Attn: The Alger Funds, P.O. Box 8480, Boston, MA 02266-8480, or calling (800) 992-3863, or at the Trust's website at http://www.alger.com.

CONTENTS

THE FUNDS
INVESTMENT STRATEGIES AND POLICIES
NET ASSET VALUE
CLASSES OF SHARES
PURCHASES
REDEMPTIONS
MANAGEMENT
CODE OF ETHICS
TAXES
DIVIDENDS AND DISTRIBUTIONS
CUSTODIAN AND TRANSFER AGENT
CERTAIN SHAREHOLDERS
ORGANIZATION
PROXY VOTING POLICIES AND PROCEDURES
FINANCIAL STATEMENTS	2 3 14 14 15 16 17 23 23 25 25 25 26 27 28

THE FUNDS

Alger LargeCap Growth Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have a market capitalization equal to or greater than the market capitalization of companies included in the Russell 1000 Growth Index, as reported by the index as of the most recent quarter-end. This index is designed to track the performance of large-capitalization growth stocks. The Fund will not change this policy without 60 days notice to shareholders.

Alger MidCap Growth Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index, as reported by the indexes as of the most recent quarter-end. The Fund will not change this policy without 60 days notice to shareholders. Both indexes are designed to track the performance of medium capitalization stocks.

Alger SmallCap Growth Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are broad indexes of small capitalization stocks. The Fund will not change this policy without 60 days notice to shareholders.

Alger Capital Appreciation Fund

Except during temporary defensive periods, the Fund invests at least 85% of its net assets plus any borrowings for investment purposes in equity securities of companies of any market capitalization. The Fund will not change this policy without 60 days notice to shareholders.

INVESTMENT STRATEGIES AND POLICIES

In General

All of the Funds seek to achieve their objectives by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Funds will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets, or may be companies providing products or services with a high unit-volume growth rate. All Funds may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to increase gain and to hedge against the risk of unfavorable price movements.

In order to afford the Funds the flexibility to take advantage of new opportunities for investments in accordance with their investment objectives and to meet redemptions, they may hold up to 15% of their net assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of their assets) during temporary defensive periods, explained further below. This amount may be higher than that maintained by other funds with similar investment objectives.

There is no guarantee that any Fund's objectives will be achieved.

Temporary Defensive and Interim Investments

When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Funds can invest in a variety of debt securities for defensive purposes. The Funds can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Funds can buy:

•	high-quality, short-term money market instruments, including those issued by the U.S. Treasury or other government agencies;

•	commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies);

•	short-term debt obligations of corporate issuers, certificates of deposit and bankers' acceptances of domestic and foreign banks and savings and loan associations; and

•	repurchase agreements.

Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate fluctuation than longer-term debt securities.

Certain Securities and Investment Techniques

The Prospectus discusses the investment objectives of the Funds and the primary strategies to be employed to achieve those objectives. This section contains supplemental information concerning the types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies.

Convertible Securities

Each Fund may invest in convertible securities, which are debt instruments or preferred stocks that make fixed dividend or interest payments and are convertible into common stock. Generally, the market prices of convertible securities tend to reflect price changes in their underlying common stocks, but also tend to respond inversely to changes in interest rates. Convertible securities typically entail less market risk than investments in the common stock of the same issuers. Declines in their market prices are typically not as pronounced as those of their underlying common stocks. Like all fixed-income securities, convertible securities are subject to the risk of default on their issuers' payment obligations.

U.S. Government Obligations

Bills, notes, bonds, and other debt securities issued by the U.S. Treasury are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

Bank Obligations

These are certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.

The Funds will not invest in any debt security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation; (ii) in the case of a U.S. bank, it is a member of the Federal Deposit Insurance Corporation; and (iii) in the case of foreign banks, the security is, in the opinion of the Funds' investment adviser, Fred Alger Management, Inc. ("Alger Management" or the "Manager"), of an investment quality comparable to other debt securities which may be purchased by the Funds. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Foreign Bank Obligations

Investments by the Funds in foreign bank obligations and obligations of foreign branches of domestic banks present certain risks, including the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might affect adversely the payment of principal and interest on these obligations. In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and recordkeeping standards. In view of these risks, Alger Management will carefully evaluate these investments on a case-by-case basis.

Short-term Corporate Debt Securities

These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

Commercial Paper

These are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

Variable Rate Master Demand Notes

These are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because these notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although no active secondary market may exist for these notes, the Fund may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Alger Management that the same criteria for issuers of commercial paper are met. In addition, when purchasing variable rate master demand notes, Alger Management will consider the earning power, cash flows and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand. In the event an issuer of a variable rate master demand note were to default on its payment obligations, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Repurchase Agreements

Under the terms of a repurchase agreement, a Fund would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Fund's holding period. Repurchase agreements may be seen to be loans by the Fund collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period and not necessarily related to the rate of return on the underlying instrument. The value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or part of the income from the agreement. Alger Management reviews the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

Firm Commitment Agreements and When-Issued Purchases

Firm commitment agreements and "when-issued" purchases call for the purchase of securities at an agreed price on a specified future date and would be used, for example, when a decline in the yield of securities of a given issuer is anticipated and a more advantageous yield may be obtained by committing currently to purchase securities to be issued later. When a Fund purchases a security under a firm commitment agreement or on a when-issued basis it assumes the risk of any decline in value of the security occurring between the date of the agreement or purchase and the settlement date of the transaction. The Fund will not use these transactions for leveraging purposes and, accordingly, will segregate cash or liquid securities in an amount sufficient at all times to meet its purchase obligations under these agreements.

Warrants and Rights

Each Fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.

Restricted Securities

Each Fund may invest in restricted securities governed by Rule 144A under the Securities Act of 1933, as amended. In adopting Rule 144A, the Securities and Exchange Commission (the "SEC") specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the board of trustees (or the Funds' adviser acting subject to the board's supervision) determines that the securities are in fact liquid. The Board of Trustees has delegated its responsibility to Alger Management to determine the liquidity of each restricted security purchased pursuant to Rule 144A, subject to the Board of Trustees' oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Fund could be adversely affected.

Short Sales

Each Fund may sell securities "short against the box." While a short sale is the sale of a security the Fund does not own, it is "against the box" if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

Lending of Fund Securities

Each Fund may lend securities to brokers, dealers and other financial organizations. The Funds will not lend securities to Alger Management or its affiliates. By lending its securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. Government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its securities are loaned: (a) the Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (b) the borrower must increase this collateral whenever the market value of the securities including accrued interest exceeds the value of the collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Funds' Board of Trustees must terminate the loan and regain the right to vote the securities. A Fund bears a risk of loss in the event that the other party to a stock loan transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction.

Foreign Securities

Each Fund may invest up to 20% of the value of its total assets in foreign securities. For the purpose of this definition, foreign securities does not include American Depositary Receipts, American Depositary Shares or U.S. dollar-denominated securities of foreign issuers. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealing between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. It should be noted that there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.

Options

All of the Funds may purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements.

A call option on a security is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option on a security is a contract that, in return for the premium, gives the holder of the option the right to sell to the writer (seller) the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price during the option period.

A Fund will not sell options that are not covered. A call option written by a Fund on a security is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities or other high-grade, short-term obligations in a segregated account. A put option is "covered" if the Fund maintains cash or other high-grade, short-term obligations with a value equal to the exercise price in a segregated account, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If a Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund would realize a profit from a closing transaction if the price of the transaction were less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund would realize a loss from a closing transaction if the price of the transaction were more than the premium received from writing the option or less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the options. If the Fund, as a covered call option writer, were unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expired or it delivered the underlying security upon exercise or otherwise covered the position.

In addition to options on securities, the listed Funds may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase these options unless Alger Management is satisfied with the development, depth and liquidity of the market and Alger Management believes the options can be closed out.

Price movements in a Fund's securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend, in part, on the ability of Alger Management to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, Alger Management might be forced to liquidate Fund securities to meet settlement obligations.

Although Alger Management will attempt to take appropriate measures to minimize the risks relating to any trading by the Funds in put and call options, there can be no assurance that a Fund will succeed in any option trading program it undertakes.

Stock Index Futures and Options on Stock Index Futures (Alger Capital Appreciation Fund)

If the Fund utilizes these investments, it will do so only for hedging, not speculative, purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the net cash amount called for in the contract at a specific future time. Put options on futures might be purchased to protect against declines in the market values of securities occasioned by a decline in stock prices and securities index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver such position.

A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. While incidental to its securities activities, the Fund may use index futures as a substitute for a comparable market position in the underlying securities.

If the Fund uses futures, or options thereon, for hedging, the risk of imperfect correlation will increase as the composition of the Fund varies from the composition of the stock index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, the Fund may, if it uses a hedging strategy, buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established.

An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price at any time prior to the expiration date of the option. The Fund would sell options on stock index futures contracts only as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions could be effected or that there would be correlation between price movements in the options on stock index futures and price movements in the Fund's securities which were the subject of the hedge. In addition, any purchase by the Fund of such options would be based upon predictions as to anticipated market trends, which could prove to be inaccurate.

The Fund's use, if any, of stock index futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only, if at all, for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon will require the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on stock index futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

Borrowing

All of the Funds may borrow from banks for temporary or emergency purposes. In addition, Alger Capital Appreciation Fund may borrow money from banks and use it to purchase additional securities. This borrowing is known as leveraging. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest) of borrowings, or if there are losses, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. The Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Investment Restrictions

The investment restrictions numbered 1 through 13 below have been adopted by the Trust with respect to each of the Funds as fundamental policies. Under the 1940 Act, a "fundamental" policy may not be changed with-out the vote of a "majority of the outstanding voting securities" of the Fund, which is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a Fund meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares. Each of the Funds' investment objectives is a fundamental policy. A fundamental policy affecting a particular Fund may not be changed without the vote of a majority of the outstanding voting securities of the affected Fund. Investment restrictions 14 through 18 may be changed by vote of a majority of the Board of Trustees at any time.

The investment policies adopted by the Trust prohibit each Fund, except as otherwise noted, from:

1.	Purchasing the securities of any issuer, other than U.S. Government securities, if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Fund's assets may be invested without regard to this limitation.

2.	Purchasing more than 10% of the outstanding voting securities of any one issuer or more than 10% of the outstanding voting securities of any class of any one issuer. This limitation shall not apply to investments in U.S. Government securities.

3.	Selling securities short or purchasing securities on margin, except that the Fund may obtain any short-term credit necessary for the clearance of purchases and sales of securities. These restrictions shall not apply to transactions involving selling securities "short against the box."

4.	Borrowing money, except that (a) all Funds may borrow for temporary or emergency purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of the Fund's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made; and (b) Alger Capital Appreciation Fund may borrow from banks for investment purposes in order to leverage (see "Borrowing" above). Whenever borrowings described in (a) exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments. Immediately after any borrowing, including reverse repurchase agreements, the Fund will maintain asset coverage of not less than 300% with respect to all borrowings.

5.	Pledging, hypothecating, mortgaging or otherwise encumbering more than 10% of the value of the Fund's total assets except in connection with borrowings as noted in 4(b) above. These restrictions shall not apply to transactions involving reverse repurchase agreements or the purchase of securities subject to firm commitment agreements or on a when-issued basis.

6.	Issuing senior securities, except in connection with borrowings permitted under restriction 4.

7.	Underwriting the securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

8.	Making loans to others, except through purchasing qualified debt obligations, lending portfolio securities or entering into repurchase agreements.

9.	Investing in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.

10.	Purchasing any securities that would cause more than 25% of the value of the Fund's total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities.

11.	Investing in commodities, except that Alger Capital Appreciation Fund may purchase or sell stock index futures contracts and related options thereon, if, thereafter, no more than 5% of the Fund's total assets are invested in margin and premiums.

12.	Investing more than 10% (15% in the case of Alger Capital Appreciation Fund) of its net assets in securities which are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

13.	Purchasing or selling real estate or real estate limited partnerships, except that the Fund may purchase and sell securities secured by real estate, mortgages or interests therein and securities that are issued by companies that invest or deal in real estate.

14.	Writing or selling puts, calls, straddles, spreads or combinations thereof, except that the Fund may buy options on securities or securities indices and sell (write) covered options on securities or securities indices.

15.	Investing in oil, gas or other mineral exploration or development programs, except that a Fund may invest in the securities of companies that invest in or sponsor those programs.

16.	Making investments for the purpose of exercising control or management.

17.	Investing in warrants, except that the Fund may invest in warrants if, as a result, the investments (valued at the lower of cost or market) would not exceed five per-cent of the value of the Fund's net assets, of which not more than two percent of the Fund's net assets may be invested in warrants not listed on a recognized domestic stock exchange. Warrants acquired by the Fund as part of a unit or attached to securities at the time of acquisition or acquired as a result of a reorganization are not subject to this limitation.

18.	Purchasing or retaining the securities of any issuer if, to the knowledge of the Trust, any of the officers, directors or trustees of the Trust or Alger Management individually owns more than 0.5% of the outstanding securities of the issuer and together they own beneficially more than five percent of the securities.

Shares of Alger LargeCap Growth Fund, Alger SmallCap Growth Fund and Alger MidCap Growth Fund are registered for sale in Germany. As long as such Funds are registered in Germany, these Funds may not without prior approval of their shareholders:

a.	Invest in the securities of any other domestic or foreign investment company or investment fund except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other investment company or investment fund;

b.	Purchase or sell real estate or any interest therein, and real estate mortgage loans, except that the Funds may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships, real estate investment trusts and real estate funds) that invest in real estate or interests therein;

c.	Borrow money, except for temporary or emergency (but not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of the Fund's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made;

d.	Pledge, hypothecate, mortgage or otherwise encumber their assets except to secure indebtedness permitted under section c.;

e.	Purchase securities on margin or make short sales;

f.	Redeem their securities in kind; or

g.	Invest in venture capital or private equity funds.

These Funds will comply with the more restrictive policies required by the German regulatory authorities, as stated above, as long as such Funds are registered in Germany.

Except in the case of the 300% limitation set forth in Investment Restriction No. 4 and as may be stated otherwise, the percentage limitations contained in the foregoing restrictions and in the Funds' other investment policies apply at the time of the purchase of the securities and a later increase or decrease in percentage resulting from a change in the values of the securities or in the amount of the Fund's assets will not constitute a violation of the restriction.

Portfolio Transactions

Decisions to buy and sell securities and other financial instruments for a Fund are made by Alger Management, which also is responsible for placing these transactions, subject to the overall review of the Trust's Board of Trustees. Although investment requirements for each Fund are reviewed independently from those of the other accounts managed by Alger Management and those of the other Funds, investments of the type the Funds may make may also be made by these other accounts or Funds. When a Fund and one or more other Funds or accounts managed by Alger Management are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Alger Management to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by a Fund or the size of the position obtained or disposed of by a Fund.

Transactions in equity securities are in most cases effected on U. S. stock exchanges or in over-the-counter markets and involve the payment of negotiated brokerage commissions. Where there is no stated commission, as in the case of certain securities traded in the over-the-counter markets, the prices of those securities include undisclosed commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions.

These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U. S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U. S. Government securities may be purchased directly from the U. S. Treasury or from the issuing agency or instrumentality.

To the extent consistent with applicable provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Trust's Board of Trustees has determined that Fund transactions will generally be executed through Fred Alger & Company, Incorporated ("Alger Inc."), a registered broker-dealer, if, in the judgment of Alger Management, the use of Alger Inc. is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, Alger Inc. charges the Fund involved a rate consistent with that which other broker-dealers charge to comparable unaffiliated customers in similar transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Fund except pursuant to exemptive rules or orders adopted by the SEC.

In selecting brokers or dealers to execute portfolio transactions on behalf of a Fund, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in section 28(e) of the Securities Exchange Act of 1934, as amended, provided to the Fund involved, the other Funds and/or other accounts over which Alger Management or its affiliates exercise investment discretion. Alger Management's fees under its agreements with the Funds are not reduced by reason of its receiving brokerage and research service. The Board of Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits inuring to the Funds.

During the fiscal years ended October 31, 2003, 2004 and 2005, the Trust paid an aggregate of approximately $14,979,156, $12,132,708 and $9,572,266 in brokerage commissions, of which approximately $8,851,245, $5,896,312 and $5,370,848 respectively, was paid to Alger Inc. The commissions paid to Alger Inc. during the fiscal year ended October 31, 2005 constituted 56% of the aggregate brokerage commissions paid by the Trust; during that year, 64% of the aggregate dollar amount of transactions by the Trust involving the payment of brokerage commissions was effected through Alger Inc. Alger Inc. does not engage in principal transactions with the Funds and, accordingly, received no compensation in connection with securities purchased or sold in that manner, which include securities traded in the over-the-counter markets, money market investments and most debt securities. During the fiscal year ended October 31, 2005, $411,235,828 in portfolio transactions, incurring $824,580 in commissions, was allocated to brokers who supplied research to the Trust or Alger Management.

NET ASSET VALUE

The price of one share of a class is based on its "net asset value." The net asset value is computed by adding the value of the Fund's investments plus cash and other assets allocable to the class, deducting applicable liabilities and then dividing the result by the number of its shares outstanding. The net asset value of a share of a given class may differ from that of one or more other classes. Net asset value is calculated as of the close of business (normally 4:00 p.m. Eastern time).

Purchases for the Funds will be based upon the next net asset value calculated for each class after your order is received and accepted by the Transfer Agent or other designated intermediary. If your purchase is made by check, wire or exchange and is received by the close of business of the NYSE (normally 4:00 p.m. Eastern time), your account will be credited on the day of receipt. If your purchase is received after such time, it will be credited the next business day.

The NYSE is generally open on each Monday through Friday, except New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

The assets of the Funds are generally valued on the basis of market quotations. Securities whose principal market is on an exchange or in the over-the-counter market are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Bonds and other fixed-income securities may be valued on the basis of prices provided by a pricing service when the Trust's Board of Trustees believes that these prices reflect the fair market value of the securities. Other investments and other assets, including restricted securities and securities for which market quotations are not readily available, are valued at fair value under procedures approved by the Board of Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, as described below, which constitutes fair value as determined by the Board of Trustees.

The valuation of the securities held by money market instruments with maturities of 60 days or less held by the Funds is based on their amortized cost which does not take into account unrealized capital gains or losses.

The rule also provides that the extent of any deviation between the Fund's net asset value based on available market quotations or market equivalents and $1.00 per share net asset value based on amortized cost must be examined by the Board of Trustees. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule the Board of Trustees must cause the Fund to take such corrective action as the Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or paying distributions from capital or capital gains, redeeming shares in kind or establishing net asset value per share by using available market quotations.

CLASSES OF SHARES

As described in the Prospectus, each of the Funds offered in the SAI have five classes of shares: Class A, Class B, Class C, Class I and Class R Shares. Class A Shares, which are offered in a separate Prospectus, are generally subject to a front-end load. Class B and Class C Shares, which are also offered in a separate Prospectus, are generally subject to a back-end load. Class I and R Shares are not subject to a front-end or back-end load.

PURCHASES

Shares of the Funds are offered continuously by the Trust and are distributed on a best efforts basis by Alger Inc. as principal underwriter for the Funds pursuant to distribution agreements (the "Distribution Agreements"). Under the Distribution Agreements, Alger Inc. bears all selling expenses, including the costs of advertising and of printing prospectuses and distributing them to prospective shareholders. The Distribution Agreements also provide that Alger Inc. accepts orders for shares at net asset value as no sales commission or load is charged. Each of the officers of the Trust is an "affiliated person," as defined in the 1940 Act, of the Trust and of Alger Inc.

Investors may exchange stock of companies acceptable to Alger Management for shares of the Funds with a minimum of 100 shares of each company generally being required. The Trust believes such exchange provides a means by which holders of certain securities may invest in the Funds without the expense of selling the securities in the open market. The investor should furnish, either in writing or by telephone, to Alger Management a list with a full and exact description of all securities proposed for exchange. Alger Management will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. Alger Management has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Fund's assets. The investor must certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. Upon receipt by the Custodian the securities will be valued as of the close of business on the day of receipt in the same manner as the Fund's securities are valued each day. Shares of the Fund having an equal net asset as of the close of the same day will be registered in the investor's name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine federal, state and local tax consequences.

Distribution Plans

The Trust has adopted Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class I and Class R Shares. In each case, the Rule 12b-1 fee, sometimes described as an "asset-based sales charge," allows investors to buy shares with little or no initial sales charge while allowing Alger Inc. to compensate dealers that sell Class I and Class R Shares of the Funds. Class I Shares pay Alger Inc., from the Rule 12b-1 fee up to 0.25% of the value of the Fund's average daily net assets for ongoing servicing and/or maintenance of shareholder accounts. The Distributor may pay some of this fee and an additional fee from its own resources to other organizations that also provide servicing and/or maintenance of shareholder accounts. Class R Shares are subject to a 0.25% Shareholder Servicing fee.

Under the Class I Plan, each Fund may pay Alger Inc. a fee, at an annual rate of up to 0.25% of the average daily net assets of the Fund allocable to Class I Shares of the Fund. Under the Class R Plan, each Fund may pay Alger Inc. a fee, at an annual rate of up to 0.50% of the average daily net assets of the Fund allocable to Class R Shares of the Fund. These fees are primarily for remittance to qualified plan service providers and other financial intermediaries as compensation for distribution assistance and shareholder services with respect to Class I or Class R Shares. The Plans are "compensation" type plans that permit the payment at an annual rate of up to 0.25%, in the case of Class I Shares, and 0.50%, in the case of Class R Shares, of the average daily net assets allocable to such Class I or Class R shares of a Fund for recordkeeping and administrative services as well as activities that are primarily intended to result in sales of Class I or Class R Shares of the Fund, including but not limited to preparing, printing and distributing prospectuses, SAIs, shareholder reports, and educational materials to investors; compensating selling personnel; responding to inquiries by investors; receiving and answering correspondence; investor-level recordkeeping and administrative services; and similar activities.

Under their terms, the Plans remain in effect from year to year, provided such continuation is approved in each case annually by vote of the Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan ("Independent Trustees"). A Plan may not be amended to increase materially the amount to be spent for the services provided by Alger Inc. without the approval of shareholders of the applicable class, and all material amendments of a Plan must be approved by the Trustees in the manner described above. The Plans may be terminated at any time by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding shares of the Fund. Alger Inc. will provide to the Board of Trustees quarterly reports of amounts expended under each Plan and the purpose for which such expenditures were made.

Expenses of the Funds

Each Fund will bear its own expenses. Operating expenses for each Fund generally consist of all costs not specifically borne by Alger Management, including investment management fees, fees for necessary professional and brokerage services, costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. In addition, each Fund may pay Alger Inc. for expenses incurred in distributing shares of that class and each such Fund may compensate Alger Inc. for servicing shareholder accounts. Trustwide expenses not identifiable to any particular Fund or class will be allocated in a manner deemed fair and equitable by the Board of Trustees. From time to time, Alger Management, in its sole discretion and as it deems appropriate, may assume certain expenses of one or more of the Funds while retaining the ability to be paid by the applicable Fund for such amounts prior to the end of the fiscal year. This will have the effect of lowering the applicable Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are assumed or reimbursed, as the case may be.

REDEMPTIONS

The right of redemption of shares of a Fund may be suspended or the date of payment postponed for more than seven days (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Fund's investments or determination of its net asset values not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the Fund's shareholders.

Telephone Redemptions

Orders received by the Trust or the Trust's transfer agent are effected on days on which the NYSE is open for trading. For orders received before the close of regular trading on the NYSE, purchases and redemptions of the shares of each Fund are effected at the respective net asset values per share determined as of the close of regular trading on the NYSE on that same day. Orders received after the close of regular trading on the NYSE are effected at the next calculated net asset value. See "Net Asset Value." All orders for the purchase of shares are subject to acceptance or rejection by the Trust. Payment for redemptions will be made by the Trust's transfer agent on behalf of the Trust and the relevant Funds within seven days after the request is received. The Trust does not assess any fees, either when it sells or when it redeems its shares.

You automatically have the ability to make redemptions by telephone unless you refuse the telephone redemption privilege. To sell shares by telephone, please call (800) 922-3863. Redemption requests for Funds received prior to the close of business of the NYSE (normally 4:00 p.m. Eastern time) will generally be mailed on the next business day. Shares held in any Alger retirement plan and shares issued in certificate form are not eligible for this service.)

Redemption proceeds are mailed to the address of record. Any request for redemption proceeds to be sent to the address of record must be in writing with the signature(s) guaranteed if made within 60 days of changing your address.

The Trust, the Transfer Agent and their affiliates are not liable for acting in good faith on telephone instructions relating to your account, so long as they follow reasonable procedures to determine that the telephone instructions are genuine. Such procedures may include recording the telephone calls and requiring some form of personal identification. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

Redemptions in Kind

Payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Trust has adopted procedures which provide that if the Board determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund, in lieu of cash, in conformity with applicable rules of the SEC. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities and such valuation will be made as of the time the redemption price is determined.

Signature Guarantees

The Transfer Agent has adopted standards and procedures pursuant to which Medallion Signature Guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, and national securities exchanges, that are participants in the New York Stock Exchange Medallion Signature Program (MSP), the Securities Transfer Agents Medallion Program (STAMP), and the Stock Exchanges Medallion Program (SEMP).

MANAGEMENT

Trustees and Officers of the Trust

The Trust is governed by a Board of Trustees which is responsible for protecting the interests of shareholders under Massachusetts law.

The Fund is governed by a Board of Trustees which is responsible for protecting the interests of shareholders under Massachusetts law. The Board of Trustees has two standing committees: an Audit Committee and a Nominating Committee. The Audit Committee oversees (a) the Fund's accounting and financial reporting policies and practices and its internal controls and (b) the quality and objectivity of the Fund's financial statements and the independent audit thereof. The function of the Nominating/Governance Committee is to select and nominate all candidates who are not "interested persons" of the Trust ("Independent Trustees") for election to the Trust's Board. The members of the Committee are Lester L. Colbert, Jr., Stephen E. O'Neil and Nathan E. Saint-Amand. The Nominating/Committee is composed of all the Independent Trustees.

Information about the Trustees and officers of the Trust is set forth below.

Name, (Age), Position with the Trust and Address[1]	Principal Occupations	Trustee Since	Number of Portfolios in the Alger Fund Complex[3] which are Overseen by Trustee

Interested Trustees[2] Dan C. Chung (44) Trustee and President	President since September 2003 and Chief Investment Officer and Director since 2001 of Alger Management; President since 2003 and Director since 2001 of Alger Associates, Inc. ("Alger Associates"), Alger Shareholder Services, Inc. ("Services"), Fred Alger International Advisory S.A. ("International") (Director since 2003) and Analysts Resources, Inc. ("ARI").	2001	16

Hilary M. Alger, CFA (44) Trustee	Director of Development, Pennsylvania Ballet since 2004; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	2003	23

Independent Trustees

Charles F. Baird, Jr. (52) Trustee	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Equinox, Leiner Health Products, Elizabeth Arden Day Spas, Grand Expeditions of EAS. Formerly Managing Director of AEA Investors, Inc.	2000	16

Roger P. Cheever (61) Trustee	Senior Associate Dean of Development, Harvard University. Formerly Deputy Director of the Harvard College Fund.	2000	16

Lester L. Colbert, Jr. (72)	Private investor since 1988; Chairman of the Board, President and Chief Executive Officer of Xidex Corporation 1972-87.	2000	17

Stephen E. O'Neil (74) Trustee	Attorney; Private investor since 1981; Director of Brown-Forman Corporation since 1978. Formerly of Counsel to the law firm of Kohler & Barnes.	1972	23

Nathan E. Saint-Amand M.D. (68) Trustee	Medical doctor in private practice; Member of the Board of the Manhattan Institute since 1988. Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1986	23

1.	The address of each Trustee is c/o Fred Alger Management, Inc., 111 Fifth Avenue, New York, NY 10003.
2.	Ms. Alger is an "interested person"(as defined in the 1940 Act) of the Fund by virtue of her pending ownership control of Alger Associates, which indirectly controls Alger Management and its affiliates. Mr. Chung is an "interested person" (as defined in the 1940 Act) because of his position with Alger Management and its affiliates.
3.	"Alger Fund Complex" refers to the Trust and the five other registered investment companies managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer's term of office is one year. Each of the Trustees has been nominated to serve on the Boards of Trustees/Directors of the other five registered investment companies in the Fund Complex. If the Trustees are elected to serve on the boards of those funds, each Trustee would oversee all the portfolios in the Fund Complex. As of the date of this SAI, there were 23 portfolios in the Fund Complex. Shareholders of certain portfolios are being solicited to vote at a meeting scheduled to be held in January 2007 to approve the reorganization of their portfolios into other portfolios in the Fund Complex. If all of the reorganizations are approved by shareholders, each Trustee will oversee 19 portfolios in the Fund Complex.

Name, (Age), Position with the Trust and Address[1]	Principal Occupations	Officer Since

Officers

Frederick A. Blum (52) Treasurer	Executive Vice President and Treasurer of Alger Inc., Alger Management, Alger Associates, ARI and Services since September 2003 and Senior Vice President prior thereto; Director of Alger SICAV and International.	1996

Hal Liebes (42) Secretary	Executive Vice President, Chief Operating Officer, Chief Legal Officer and Secretary of Alger Inc. and Alger Management. Formerly, Chief Compliance Officer of AMVESCAP PLC from 2004-2005; U.S. General Counsel (1994-2002) and Global General Counsel (2002-2004) of Credit Suisse Asset Management; Chief Compliance Officer of the Fund Complex from 2005-2006.	2005

Michael D. Martins (41) Assistant Treasurer	Senior Vice President of Alger Management. Formerly, Vice President, Brown Brothers Harriman & Co. from 1997-2004.	2005

Lisa A. Moss (41) Assistant Secretary	Vice President and Assistant General Counsel of Alger Management since June 2006. Formerly, Director of Merrill Lynch Investment Managers, L.P. from 2005-2006; Assistant General Counsel of AIM Management, Inc. from 1995-2005.	2006

Barry J. Mullen (53) Chief Compliance Officer	Senior Vice President and Director of Compliance of Alger Management since May 2006. Formerly, Director of BlackRock, Inc. from 2005-2006; Vice President of J.P. Morgan Investment Management from 1996-2004.	2006

1.	The address of each officer is c/o Fred Alger Management, Inc., 111 Fifth Avenue, New York, NY 10003.
2.	Each officer's term of office is one year. Each officer serves in the same capacity for the other funds in the Fund Complex.

No director, officer or employee of Alger Management or its affiliates receives any compensation from the Trust or Funds for serving as an officer or Trustee of the Trust. Each Fund now pays each Independent Trustee $500 for each meeting attended, to a maximum of $2,000 per annum, plus travel expenses incurred for attending the meeting. The Trust did not offer its Trustees any pension or retirement benefits during or prior to the fiscal year ended October 31, 2005. The following table provides compensation amounts paid to current Independent Trustees of the Trust for the fiscal year ended October 31, 2006. Through September 2006, the Trust paid each Independent Trustee $2,000 for each meeting attended, to a maximum of $8,000 per annum, plus travel expenses incurred for attending the meeting.

Name of Person	Aggregate Compensation Total from the Trust	Compensation Paid to Trustees from the Fund Complex
Charles F. Baird, Jr	$8,000	$30,000
Roger P. Cheever	$8,000	$30,000
Lester L. Colbert, Jr	$8,000	$38,000
Stephen E. O'Neil	$8,000	$44,000
Nathan E. Saint-Amand	$8,000	$44,000

The following table shows each current Trustee's beneficial ownership as of the date of this SAI, by dollar range, of equity securities of the Funds and of all of the Funds in the Alger Fund Complex overseen by that Trustee. The ranges are as follows: A = none; B = $1–$10,000; C = $10,000–$50,000; D = $50,000–$100,000; E = over $100,000.

None of the Independent Trustees and none of their immediate family members owns any securities issued by Alger Management, Alger Inc., or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management or Alger Inc. The table reflects Ms. Alger's beneficial ownership of shares of the Funds, and of all funds in the Fund Complex overseen by Ms. Alger as a Trustee, that are owned by various entities that may be deemed to be controlled by Ms. Alger by virtue of her pending ownership control of Alger Associates.

Equity Securities of Each Fund

Name of Trustee	SmallCap Growth	MidCap Growth	LargeCap Growth	Capital Appreciation	Aggregate Equity Securities of Funds in Fund Complex Overseen by Trustee

Interested Trustees

Dan C. Chung	E	E	E	E	E

Hilary M. Alger	E	E	E	E	E

Independent Trustees

Charles F. Baird, Jr	A	A	A	A	A

Roger P. Cheever	A	A	A	A	D

Lester L. Colbert, Jr	A	A	C	A	D

Stephen E. O'Neil	A	A	A	A	A

Nathan E. Saint-Amand	A	A	A	A	E

None of the Independent Trustees and none of their immediate family members owns any securities issued by Alger Management, Alger Inc., or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management or Alger Inc.

Investment Adviser and Administrator

Alger Management serves as investment adviser to the Funds pursuant to a written agreement (the "Advisory Agreement") and under the supervision of the Board of Trustees. As Manager, Alger Management makes investment decisions for the Funds and continuously reviews their investment programs. Alger Management also serves as Administrator to the Funds and is responsible for the overall administration of the Funds pursuant to a written agreement (the "Administration Agreement"). As Administrator, Alger Management provides administrative services to the Funds, including: providing office space, telephone, office equipment and supplies; authorizing expenditures and approves bills for payment on behalf of the Funds; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of the Funds' investment portfolios and the publication of the net asset value of the Funds' shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Funds, including the Funds' custodian, transfer agent and printers; providing trading desk facilities for the Funds; and supervising compliance by the Funds with recordkeeping and periodic reporting requirements under the 1940 Act.

It is anticipated that Alger Inc., an affiliate of Alger Management, will serve as the Trust's broker in effecting most of the Funds' transactions on securities exchanges and will retain commissions in accordance with certain regulations of the SEC. In addition, Alger Management employs professional securities analysts who provide research services exclusively to the Funds and other accounts for which Alger Management or its affiliates serve as investment adviser or subadviser. Alger Management bears all expenses in connection with the performance of its services under the Advisory Agreement and the Administration Agreement.

Alger Management has been in the business of providing investment advisory services since 1964 and, as of July 31, 2006, had approximately $8.9 billion under management, $7.2 billion in mutual Fund accounts and $1.7 billion in other advisory accounts. Alger Management is owned by Alger Inc. which in turn is owned by Alger Associates, Inc., a financial services holding company. As of the date of this SAI, over 25% of the outstanding voting securities of Alger Associates, is indirectly held by Mr. Frederick M. Alger, III, the former Chairman of the Board of Alger Management and of the Trust's Board. As of October 2, 2006, Mr. Alger retired as Chairman of the Board of Alger Management and of the Trust's Board and commenced the process to relinquish ownership control of Alger Associates and, indirectly, Alger Management. Upon consummation of this process, Alger Associates and, indirectly, Alger Management, will be controlled by Mr. Alger's three daughters, Hilary M. Alger, Nicole D. Alger and Alexandra D. Alger, each of whom will own 33% of the voting rights of Alger Management. This process is expected to be completed in February 2007.

Each Advisory Agreement provides that if, in any fiscal year, the aggregate expenses of the Fund (exclusive of certain specified categories of expense) exceed the expense limitation of any state having jurisdiction over the Fund, Alger Management will reimburse the Fund for that excess expense to the extent required by state law. At the date of this SAI, there is no state expense limitation applicable to any Fund.

Each Fund pays Alger Management an advisory fee computed daily and paid monthly at annual rates based on a percentage of the value of the relevant Fund's average daily net assets, as follows: Alger SmallCap Growth Fund and Alger Capital Appreciation Fund—.81%; Alger MidCap Growth Fund—.76%; Alger LargeCap Growth Fund—.71%. Each Fund also pays Alger Management an administrative fee at the annual rate of .04% of the Fund's average daily net assets.

During the fiscal years ended October 31, 2003, 2004 and 2005, Alger Management earned under the terms of the Management Agreements for Class A, Class B and Class C Shares of the Funds: $1,334,000, $1,439,000 and $1,420,000, respectively, in respect of Alger SmallCap Growth Fund; $3,870,000, $4,056,000 and $3,514,000, respectively, in respect of Alger LargeCap Growth Fund; $3,905,000, $5,086,000 and $5,248,000, respectively, in respect of Alger MidCap Growth Fund; and $4,044,000, $3,830,000 and $3,141,000, respectively in respect of Alger Capital Appreciation Fund.

Description of Portfolio Manager Compensation Structure

A portfolio manager's compensation generally consists of salary and an annual bonus. In addition, portfolio managers are eligible for standard health and retirement benefits available to all Alger Management employees, including a 401(k) plan sponsored by Alger Management. A portfolio manager's base salary is typically a function of the portfolio manager's experience (with consideration given to type, investment style and size of investment portfolios previously managed), performance of his job responsibilities, and financial services industry peer comparisons. Base salary is generally a fixed amount that is subject to an annual review. The annual bonus is variable from year to year, and considers various factors, including:

•	the firm's overall financial results and profitability;

•	the firm's overall investment management performance;

•	current year's and prior years' pre-tax investment performance (both relative and absolute) of the portfolios (including the Funds) for which the individual is responsible; and

•	the individual's leadership contribution within the firm.

Other Accounts Managed by Portfolio Managers

The numbers and assets (1,000,000s) of other accounts managed by the portfolio managers of the Funds, as of the date of this SAI, are as follows:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Dan C. Chung	14 ($2,096.4)	3 ($15.1)	20 ($1,022.9)
Jill Greenwald	4 ($624.9)	1 ($3.1)	1 ($42.9)
Patrick Kelly	4 ($484.9)	2 ($89.7)	39 ($576.9)
Andrew Silverberg	2 ($377.0)	--	--

Securities Owned by the Portfolio Managers

The following table shows each current portfolio manager's beneficial interest as of the date of this SAI, by dollar range, in the shares of the Fund(s) that he or she manages. The ranges are as follows: A = none; B = $1-$10,000; C = $10,000-$50,000; D = $50,000-$100,000; E = over $100,000.

Portfolio Manager	Fund	Range

Dan C. Chung	LargeCap Growth	E

	MidCap Growth	E

Jill Greenwald	SmallCap Growth	E

Patrick Kelly	Capital Appreciation	A

Andrew Silverberg	MidCap Growth	A

Potential Conflicts of Interest

The Funds' portfolio managers are generally responsible for managing several accounts for several clients. In addition to Alger mutual funds, these other accounts may include separate accounts, mutual funds sub-advised by Alger Management, and other investment vehicles. Moreover, the size of these accounts can vary significantly from the size of the Funds. Potential conflicts of interest exist when a portfolio manager has responsibility and makes investment decisions involving such accounts. While investment decisions for accounts are made with consideration of their respective investment objectives and constraints, availability of cash for investment, current holdings and size of investment positions, it is therefore possible that a particular security may be bought or sold for only one account, or in different amounts and at different times for different accounts. To address this conflict, the Manager has developed trade allocation policies and procedures designed to avoid action that would result in intentional an improper advantage or disadvantage to any one account managed by Alger Management. Accordingly, transactions are generally allocated among accounts in a manner believed by the Manager to be most equitable to each account, generally using a pro-rata allocation methodology. Exceptions to pro-rata allocation are made to recognize the investment needs and particular restrictions of each individual account, including but not limited to consideration of issuer concentration, industry exposure, asset class exposure, credit exposure, available cash, desire to eliminate and/or not establish de minimis positions, and to accounts with specialized investment policies and objectives.

Distributor

Alger Inc., the corporate parent of Alger Management, serves as the Funds' principal underwriter, or distributor, and receives payments from the Funds under the Trust's Plans and the Class R Shares' Shareholder Servicing Agreement (see "Purchases—Distribution Plans"). It also receives brokerage commissions from the Trust (see "Investment Strategies and Policies—Fund Transactions").

From time to time Alger Inc., at its expense from its own resources, may compensate brokers, dealers, investment advisers or others ("financial intermediaries") who are instrumental in effecting investments by their clients or customers in the Trust, in an amount up to 1% of those investments. Alger Inc. may also from time to time, at its expense from its own resources, make payments to other financial intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges ). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of Trust assets or 0.50% annually of Trust sales attributable to that financial intermediary. Alger Inc. determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors Alger Inc. deems relevant. Factors considered by Alger, Inc. generally include the financial intermediary's reputation, ability to attract and retain assets for the Trust, expertise in distributing a particular class of shares of the Trust, entry into target markets, and/or quality of service.

Financial intermediaries with whom Alger Inc. has its most significant arrangements to make additional cash compensation payments are AG Edwards, Bear Stearns, Capital Investment Brokerage, CIBC World Markets, Citigroup, Goldman Sachs, Kemper Investors, Legg Mason Wood Walker, Leonard & Company, Lincoln Financial Advisors, Lincoln Investment Planning, Merrill Lynch Pierce Fenner & Smith, MetLife Securities, Morgan Stanley & Co., Oppenheimer & Co., Inc., RBC Dain Rauscher, Retirement System Distributors, Ryan Beck & Co., Scudder Distributors, Securities America, Smith Hayes Financial, UBS, USI Securities and Walnut Street Securities. In addition, Alger, Inc. may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of Alger Inc. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of a Fund or the amount of proceeds received by a Fund on the sale of shares.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 5 Times Square, New York, New York 10036, serves as the Trust's independent registered public accounting firm.

CODE OF ETHICS

Alger Management personnel ("Access Persons") are permitted to engage in personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to the restrictions and procedures of the Trust's Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must preclear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can get a copy of the Trust's Code of Ethics by calling the Trust toll-free at (800) 992-3863.

TAXES

The following is a summary of selected federal income tax considerations that may affect the Funds and their shareholders. The summary is not intended to substitute for individual tax advice and investors are urged to consult their own tax advisers as to the federal, state and local tax consequences of investing in the Funds.

Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If qualified as a regulated investment company, a Fund will pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, a Fund must, among other things: (1) distribute to its shareholders at least 90% of its taxable net investment income and net realized short-term capital gains; (2) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to the Fund's business of investing in securities; and (3) diversify its holdings so that, at the end of each fiscal quarter of the Fund (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, a Fund may be restricted in the utilization of certain of the investment techniques described above and in the Funds' prospectus. As a regulated investment company, each Fund is subject to a non-deductible excise tax of 4% with respect to certain undistributed amounts of income and capital gains during the calendar year. The Trust expects each Fund to make additional distributions or change the timing of its distributions so as to avoid the application of this tax. Although the Trust expects each Fund to make such distributions as are necessary to avoid the application of this tax, certain of such distributions, if made in January, might be included in the taxable income of shareholders in the year ended in the previous December.

Payments reflecting the dividend income of the Funds will not qualify for the dividends-received deduction for corporations if the Fund sells the underlying stock before satisfying a 46-day holding period requirement (91 days for certain preferred stock). Dividends-received deductions will be allowed to a corporate shareholder only if similar holding period requirements with respect to shares of the Fund have been met.

In general, any gain or loss on the redemption or exchange of Fund shares will be long-term capital gain or loss if held by the shareholder for more than one year, and will be short-term capital gain or loss if held for one year or less. However, if a shareholder receives a distribution taxable as long-term capital gain with respect to Fund shares, and redeems or exchanges the shares before holding them for more than six months, any loss on the redemption or exchange up to the amount of the distribution will be treated as a long-term capital loss.

Dividends of a Fund's net investment income and distributions of its short-term capital gains will generally be taxable as ordinary income. Distributions of long-term capital gains will be taxable as such at the appropriate rate, regardless of the length of time you have held shares of the Fund.

If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings and shareholders may receive dividends in an earlier year than would otherwise be the case.

Investors considering buying shares of a Fund just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the Fund shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment.

If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to such withholding, then the shareholder may be subject to a 28 percent "backup withholding tax" with respect to (i) any taxable dividends and distributions and (ii) any proceeds of any redemption of Fund shares. An individual's taxpayer identification number is his or her social security number. The 28 percent backup withholding tax is not an additional tax and may be credited against a shareholder's regular federal income tax liability.

Shortly after the close of each calendar year, you will receive a statement setting forth the dollar amounts of dividends and any distributions for the prior calendar year and the tax status of the dividends and distributions for federal income tax purposes. You should consult your tax adviser to assess the federal, state and local tax consequences of investing in each Fund. This discussion is not intended to address the tax consequences of an investment by a nonresident alien.

DIVIDENDS AND DISTRIBUTIONS

Class I and Class R will be treated separately in determining the amounts of dividends of net investment income and distributions of capital gains payable to holders of its shares. Dividends and distributions will be automatically reinvested on the payment date for each shareholder's account in additional shares of the class that paid the dividend or distribution at net asset value unless the shareholder has elected in writing to have all dividends and distributions paid in cash. Dividends will be declared and paid annually.

Distributions of any net realized capital gains earned by a Fund usually will be made annually after the close of the fiscal year in which the gains are earned. The classes of a Fund may have different dividend and distribution rates. Class I dividends generally will be greater than those of Class R due to the higher expenses borne by Class R shares. However, dividends paid to each class of shares in a Fund will be declared and paid at the same time and will be determined in the same manner as those paid to the other class.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111 serves as custodian for the Trust pursuant to a custodian agreement under which it holds the Funds' assets. State Street Bank and Trust Company also serves as transfer agent for the Funds pursuant to a transfer agency agreement with transfer agent services provided by State Street's affiliate, Boston Financial Data Services, Inc. ("Boston Financial"). Under the transfer agency Agreement, Boston Financial processes purchases and redemptions of shares of the Funds, maintains the shareholder account records for each Fund, handles certain communications between shareholders and the Trust, and distributes any dividends and distributions payable by the Funds. The Trust and Alger Inc. (or its affiliates) may enter into an agreement for recordkeeping services. Similarly, the Trust, Alger Inc. (or its affiliates) and non-affiliated third-party service providers may enter into agreements for record keeping services.

Pursuant to the transfer agency agreement, Boston Financial is compensated on a per-account and, for certain transactions, a per-transaction basis. The Trust has entered into a Shareholder Administrative Services Agreement with Alger Shareholder Services, Inc. (an affiliate of Alger Inc. and the Trust's transfer agent prior to November 22, 2004) to compensate Alger Shareholder Services Inc. on a per account basis for its liaison and administrative oversight of Boston Financial and related services.

CERTAIN SHAREHOLDERS

No Class I and R Shares of the Funds were outstanding as of the date of this SAI.

ORGANIZATION

The Trust has been organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated March 20, 1986 (the "Trust Agreement"). Alger Small Capitalization Portfolio and Alger Growth Portfolio commenced operations on November 11, 1986. On September 29, 2000, Alger Growth Portfolio was re-named Alger LargeCap Growth Portfolio. Alger MidCap Growth Portfolio commenced operations on May 24, 1993 and Alger Capital Appreciation Portfolio commenced operations on November 1, 1993. The word "Alger" in the Trust's name has been adopted pursuant to a provision contained in the Trust Agreement. Under that provision, Alger Management may terminate the Trust's license to use the word "Alger" in its name when Alger Management ceases to act as the Trust's investment manager. On February 24, 2004, the names of the Trust and its portfolios were changed to their current names.

Shares of each Fund are thus divided into five classes, Class A, Class B, Class C, Class I and Class R. Class A, Class B, and Class C Shares are offered in a separate Prospectus. The classes differ in that: (a) each class has a different class designation; (b) the Class A Shares are subject to initial sales charges; (c) the Class B and Class C Shares are subject to contingent deferred sales charges ("CDSCs"), and certain Class A Shares may also be subject to a CDSC; (d) only the Class B, Class C, Class I and Class R Shares are subject to distribution fees under plans adopted pursuant to Rule 12b-1 under the 1940 Act ; (e) to the extent that one class alone is affected by a matter submitted to a vote of the shareholders, then only that class has voting power on the matter; and (f) the exchange privileges and conversion rights of each class differ from those of the others.

Although, as a Massachusetts business trust, the Trust is not required by law to hold annual shareholder meetings, it may hold meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust's Declaration of Trust.

Meetings of shareholders normally will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting on the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares have equal voting rights, which cannot be adversely modified other than by majority vote. Class I and Class R Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants, and by class within a Fund on matters in which the interests of one class differ from those of another; see also item (e) in the preceding paragraph. Physical share certificates are not issued for shares of the Fund.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

The Funds are classified as "diversified" investment companies under the 1940 Act. A "diversified" investment company is required, with respect to 75% of its assets, to limit its investment in any one issuer (other than the U.S. government) to no more than 5% of the investment company's total assets. The Funds intended to continue to qualify as a "regulated investment companies" under the Code; one of the requirements for such qualification is a quarterly diversification test, applicable to 50% (rather than 75%) of the Fund's assets, similar to the requirement stated above.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Trust has delegated authority to vote all proxies related to the Funds' portfolio securities to Alger Management, the Funds' investment manager. Alger Management, an investment adviser registered under the Investment Advisers Act of 1940, as amended, maintains discretionary authority over client accounts, including the Funds, and is responsible for voting proxies of all foreign and domestic securities held in the Funds. Management views the responsibility its clients have entrusted to it seriously and has adopted and implemented written policies and procedures designed to ensure that proxies are voted in the best interests of its clients.

Alger Management delegates its proxy voting authority for all foreign and domestic securities held in the Funds to Institutional Shareholder Services, Inc. ("ISS"), a leading proxy voting service provider and registered investment adviser. ISS votes proxies strictly in accordance with pre-determined proxy voting guide-lines in order to minimize conflicts of interest. The pre-determined proxy voting guidelines, which are summarized below, address matters such as operations, board of directors, proxy contests, anti-takeover defenses, mergers and corporate restructuring, state of incorporation, capital structure, executive and director compensation, social and environmental issues and mutual fund proxies. ISS will recuse itself from voting proxies should it have a material conflict of interest with the company whose proxies are at issue. Alger Management monitors ISS' proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of the applicable Fund.

Alger Management maintains records of its proxy voting policies and procedures. Alger Management or ISS, on Management's behalf, maintains proxy statements received regarding securities held by the Funds; records of votes cast on behalf of each Fund; records of requests for proxy voting information; and any documents prepared that were material to making a voting decision.

No later than August 31st each year, the Funds' proxy voting record for the most recent 12 months ended June 30th will be available upon request by calling (800) 992-3863 and/on the Funds' website and on the SEC's website at http://www.sec.gov.

The following is a summary of the pre-determined voting guidelines used by Alger Management or ISS, on Alger Management's behalf, to vote proxies of securities held by the Funds.

Operational Issues

Vote FOR proposals to ratify auditors, unless an auditor has a financial interest in the company, fees for non-audit services are excessive or there is reason to believe that the auditor's opinion is inaccurate.

Board of Directors

Votes on director nominees in uncontested elections are made on a CASE-BY-CASE basis, examining such factors as the independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity.

Proxy Contests

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis considering such factors as the management's track record, qualifications of director nominees and an evaluation of what each side is offering shareholders.

Anti-Takeover Defenses

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Mergers and Corporate Restructurings

Vote on a CASE-BY-CASE basis on mergers and corporate restructurings based on factors such as financial issues and terms of the offer.

State of Incorporation

Proposals for changing a company's state of incorporation are evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating.

Capital Structure

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights; Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed.

Executive and Director Compensation

Votes are determined on a CASE-BY-CASE basis analyzing the estimated dollar cost for the proposed plan.

Social and Environmental Issues

Votes are determined on a CASE-BY-CASE basis, with a focus on how the proposal will enhance the economic value of the company.

Mutual Fund Proxies

Votes to elect directors are determined on a CASE-BY-CASE basis, considering factors such as board structure and director independence and qualifications.

FINANCIAL STATEMENTS

The Trust's audited financial statements for the year ended October 31, 2005, which reflect information concerning only Class A, Class B and Class C Shares, are contained in its Annual Report to Shareholders for that period and are hereby incorporated by reference. Copies of the Annual Report to Shareholders may be obtained by telephoning (800) 992-3863.

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Investment Manager:

Fred Alger Management, Inc.
111 Fifth Avenue
New York, New York 10003

Administrator:

Fred Alger Management, Inc.
111 Fifth Avenue
New York, New York 10003

Distributor:

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, New Jersey 07302

Transfer Agent:

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
Attn:
The Alger Funds
P.O. Box 8480
Boston, MA 02266-8480

Custodian Bank:

State Street Bank and Trust Company
Lafayette Corporate Center
Boston, MA 02101-0351

Independent Registered Public Accounting Firm:

Ernst & Young LLP
5 Times Square
New York, New York 10036

Counsel:

Hollyer Brady Barrett & Hines LLP
551 Fifth Avenue
New York, New York 10176

THE ALGER FUNDS
PART C. OTHER INFORMATION

Item 22. (a)(1) (a)(2) (a)(3) (a)(4) (b) (c) (d) (e)(1) (e)(2) (e)(3) (g)(1) (g)(2) (h)(1) (h)(2) (h)(3) (h)(4) (i)(1) (i)(2) (j) (l)(1) (l)(2) (m)(1) (m)(2) (n) (p)	Exhibits

Agreement and Declaration of Trust(1)
Certificates of Designation(3), (6), (7), (8), (19) and (22)
Certificates of Amendment(8), (10), (15), (20)
Certificate of Termination(8)
Amended and Restated By-Laws of Registrant(21)
See exhibits (a)(1) and (b)
Form of Investment Advisory Agreement*
Distribution Agreement(5)
Amendment to Distribution Agreement(11)
Selected Dealer and Shareholder Servicing Agreement(4)
Custody Agreement(12)
Amendment to Custody Agreement(21)
Shareholder Servicing Agreement(21)
Shareholder Administrative Services Agreement(21)
Transfer Agency and Service Agreement(21)
Form of Administration Agreement*
Opinion and Consent of Sullivan & Worcester(14), (18), (19) and (22)
Opinion and Consent of Hollyer Brady Barrett & Hines LLP(11)
Consent of Independent Registered Public Accounting Firm*
Form of Subscription Agreement(2)
Purchase Agreements(6), (7), (9) and (12)
Distribution Plan - Class R*
Distribution Plan - Class I*
Rule 18f-3 Plan*
Amended and Restated Code of Ethics(21)
Other Exhibits:
Power of Attorney of Board Members(13), (14), (16), (17) and (20)

* Filed herewith.

1.	Incorporated by reference to Registrant's Registration Statement on Form N-1A (the "Registration Statement") filed with the Securities and Exchange Commission (the "SEC") on April 18, 1986.
2.	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed with the SEC on October 14, 1986.
3.	Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement filed with the SEC on November 3, 1986.
4.	Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement filed with the SEC on May 7, 1987.
5.	Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement filed with the SEC on February 28, 1989.
6.	Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement filed with the SEC on April 3, 1992.
7.	Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement filed with the SEC on March 24, 1993.
8	Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement filed with the SEC on August 31, 1993.
9.	Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement filed with the SEC on October 29, 1993.
10.	Incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement filed with the SEC on December 20, 1996.
11.	Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement filed with the SEC on June 2, 1997.
12.	Incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement filed with the SEC on February 25, 1997.
13.	Incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement filed with the SEC on February 26, 1999.
14	Incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement filed with the SEC on July 21, 2000.
15.	Incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement filed with the SEC on September 29, 2000.
16.	Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement filed with the SEC on February 28, 2001.
17.	Incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement filed with the SEC on March 1, 2002.
18.	Incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement filed with the SEC on May 1, 2002.
19.	Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement filed with the SEC on May 8, 2002.
20.	Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement filed with the SEC on February 27, 2004.
21	Incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement filed with the SEC on February 18, 2005.
22.	Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement filed with the SEC on March 1, 2006.

Item 24.	Persons Controlled by or under Common Control with Registrant. None.

Item 25.	Indemnification.

           Under Section 8.4 of Registrant's Agreement and Declaration of Trust, any past or present Trustee or officer of Registrant (including persons who serve at Registrant's request as directors, officers or trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise hereinafter referred to as a "Covered Person") is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a Covered Person. This provision does not authorize indemnification when it is determined, in the manner specified in the Agreement and Declaration of Trust, that such Covered Person has not acted in good faith in the reasonable belief that his actions were in or not opposed to the best interests of Registrant. Moreover, this provision does not authorize indemnification when it is determined, in the manner specified in the Agreement and Declaration of Trust, that such Covered Person would otherwise be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Expenses may be paid by Registrant in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by such Covered Person to repay such expenses to Registrant in the event that it is ultimately determined that indemnification of such expenses is not authorized under the Agreement and Declaration of Trust and either (i) the Covered Person provides security for such undertaking, (ii) Registrant is insured against losses from such advances, or (iii) the disinterested Trustees or independent legal counsel determines, in the manner specified in the Agreement and Declaration of Trust, that there is reason to believe the Covered Person will be found to be entitled to indemnification.

           Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of Investment Advisers.

           Fred Alger Management, Inc. ("Alger Management"), which serves as investment manager to Registrant, is generally engaged in rendering investment advisory services to institutions and, to a lesser extent, individuals. Alger Management presently serves as investment adviser to one closed-end management investment company and to four other open-end management investment companies. The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and directors of Alger Management during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by Alger Management pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-06709).

Item 27.	Principal Underwriters.

(a)	Fred Alger & Company, Incorporated ("Alger Inc."), acts as the principal underwriter for Registrant, The Alger Funds, The Alger American Fund, The Alger Institutional Funds, The China-U.S. Growth Fund and has acted as subscription agent for Castle Convertible Fund, Inc.

(b)	The information required by this Item 27 with respect to each director, officer or partner of Alger, Inc. is incorporated by reference to Schedule A of Form BD filed by Alger Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-6423).

(c)	Not applicable.

Item 28.	Location of Accounts and Records.

           All accounts and records of Registrant are maintained by Mr. Frederick A. Blum, Fred Alger & Company, Incorporated, 30 Montgomery Street, Jersey City, NJ 07302.

Item 29.	Management Services. Not applicable.

Item 30.	Undertakings. None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of the Registration Statement under Rule 485(b) of the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 27th day of November, 2006.

THE ALGER FUNDS By: /s/ Dan C. Chung Dan C. Chung, Chief Executive Officer

           Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Dan C. Chung * Dan C. Chung	President and Trustee	November 27, 2006

/s/ Frederick A. Blum Frederick A. Blum	Treasurer (Chief Financial and Accounting Officer)	November 27, 2006

/s/ Charles F. Baird, Jr.* Charles F. Baird, Jr.	Trustee	November 27, 2006

/s/ Roger P. Cheever* Roger P. Cheever	Trustee	November 27, 2006

/s/ Lester L. Colbert, Jr.* Lester L. Colbert, Jr.	Trustee	November 27, 2006

/s/ Hilary M. Alger* Hilary M. Alger	Trustee	November 27, 2006

/s/ Nathan E. Saint-Amand* Nathan E. Saint-Amand	Trustee	November 27, 2006

/s/ Stephen E. O'Neil* Stephen E. O'Neil	Trustee	November 27, 2006

*By: /s/ Frederick A. Blum
          Frederick A. Blum, Attorney-In-Fact

EXHIBIT INDEX

(d) (h)(4) (j) (m)(1) (m)(2) (n)	Investment Advisory Agreement Administration Agreement Consent of Independent Registered Public Accounting Firm Distribution Plan - Class R Distribution Plan - Class I Rule 18f-3 Plan